SCHEDULE 14A
                               (Rule 14a-101)
                  Information Required In Proxy Statement
                          Schedule 14A Information
               Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934


 Filed by the Registrant (X)
 Filed by a Party other than the Registrant ( )
 Check the appropriate box:
 ( ) Preliminary Proxy Statement
 ( ) Confidential, for use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
 ( ) Definitive Proxy Statement
 ( ) Definitive Additional Materials
 (X) Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12


                               DESIGNS, INC.
     -----------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)





                            FOR IMMEDIATE RELEASE


 For Information, Contact:


                   Joel H. Reichman, President and Chief Executive Officer Scott N. Semel, General Counsel
                   Designs, Inc.
                   (781) 444-7222


               DESIGNS, INC. MODIFIES SHAREHOLDER RIGHTS PLAN

 (Needham, MA, July 7, 1999) -- Designs, Inc. (NASDAQ:DESI) announced today that the Special Committee of its Board of Directors has sent a letter to the stockholders of Designs for the purpose of providing stockholders with an accurate picture of recent events involving Seymour Holtzman and the withdrawal of his proposal to explore an acquisition of Designs at $3.65 per share in cash. Among other things, the letter outlines certain modifications to the Company's Shareholder Rights Plan that the Board of Directors adopted earlier today that are designed to remove any excuses Mr. Holtzman may have for not proceeding with his proposal. A copy of the letter will be filed later today with the Securities and Exchange Commission.
                               *  *  *  *  *

 Designs, Inc. ("Designs" or the "Company") and certain other persons named below may be deemed to be participants in the solicitation of proxies (the "Solicitation") in the event that Seymour H. Holtzman and/or certain companies controlled by him solicit proxies in connection with the election of Directors at the 1999 Annual Meeting of Stockholders of Designs. The participants may include the following directors of Designs: Stanley I. Berger, Joel H. Reichman, James G. Groninger, Bernard M. Manuel, Melvin I. Shapiro and Peter L. Thigpen; the following executive officers of Designs:
 Joel H. Reichman, the Company's President and Chief Executive Officer, Scott N. Semel, the Company's Executive Vice President, General Counsel and Secretary, and Carolyn R. Faulkner, the Company's Vice President, Chief Financial Officer and Treasurer; and the following officer of Designs:
 Anthony E. Hubbard, the Company's Vice President and Deputy General Counsel. As of the date of this communication, Stanley I. Berger, Joel H. Reichman, Scott N. Semel, Carolyn R. Faulkner, James G. Groninger, Melvin
 I. Shapiro, Bernard M. Manuel, Peter L. Thigpen and Anthony E. Hubbard beneficially owned 1,204,394, 416,455, 310,537, 68,000, 79,765, 64,144,
 88,842, 58,465, and 12,000 shares of Designs common stock, respectively (including shares subject to stock options exercisable within 60 days).

 Designs has retained Shields & Company, Inc. (the "Financial Advisor") to act as its financial advisor in connection with the Solicitation for which it may receive substantial fees, as well as reimbursement of reasonable out-of-pocket expenses. In addition, Designs has agreed to indemnify the Financial Advisor and certain persons related to it against certain liabilities arising out of their engagement. The Financial Advisor is an investment banking and advisory firm that provides a range of financial services for institutional and individual clients. The Financial Advisor does not admit that it or any of its directors, officers or employees is a "participant" as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, in the Solicitation, or that Schedule 14A requires the disclosure of certain information concerning the Financial Advisor. In connection with the Financial Advisor's role as financial advisor to Designs, the Financial Advisor and the following investment banking employees of the Financial Advisor may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of Designs: Thomas J. Shields and Jeffrey C. Bloomberg. None of the Financial Advisor, Thomas J. Shields or Jeffrey C. Bloomberg beneficially own any of Designs' outstanding equity securities.

 Forward looking information requires the Company to make certain estimates and assumptions regarding the Company's strategic direction and the effect of such plans on the Company's financial results. The Company's actual results and the implementation of its plans and operations may differ materially from forward-looking statements made by the Company. The Company encourages readers of forward-looking information concerning the Company to refer to its prior filings with the Securities and Exchange Commission that set forth certain risks and uncertainties that may have an impact on future results and direction of the Company.


 Designs, Inc. operates 113 outlet and specialty retail apparel stores in two retail formats. These stores are located in outlet parks and enclosed regional shopping malls throughout the eastern United States.







                                 FOR IMMEDIATE RELEASE


 For Information, Contact:


                   Joel H. Reichman, President and Chief Executive Officer Scott N. Semel, General Counsel
                   Designs, Inc.
                   (781) 444-7222


                 DESIGNS, INC. SETS RECORD AND MEETING DATES FOR
                           ANNUAL MEETING OF STOCKHOLDERS

 (Needham, MA, July 7, 1999) -- Designs, Inc. (NASDAQ:DESI) announced today that its Board of Directors has set a record date of August 5, 1999 for its Annual Meeting of Stockholders on September 13, 1999 at 1:00 p.m. The Company had previously delayed holding its Annual Meeting on the assumption that it would be able to reach a definitive agreement with Seymour Holtzman with respect to his proposal to acquire the Company for $3.65 per share in cash, which would have obviated the need for the Company to hold its 1999 Annual Meeting.
                               *  *  *  *  *

 Designs, Inc. ("Designs" or the "Company") and certain other persons named below may be deemed to be participants in the solicitation of proxies (the "Solicitation") in the event that Seymour H. Holtzman and/or certain companies controlled by him solicit proxies in connection with the election of Directors at the 1999 Annual Meeting of Stockholders of Designs. The participants may include the following directors of Designs: Stanley I. Berger, Joel H. Reichman, James G. Groninger, Bernard M. Manuel, Melvin I. Shapiro and Peter L. Thigpen; the following executive officers of Designs:
 Joel H. Reichman, the Company's President and Chief Executive Officer, Scott N. Semel, the Company's Executive Vice President, General Counsel and Secretary and Carolyn R. Faulkner, the Company's Vice President, Chief Financial Officer and Treasurer; and the following officer of Designs:
 Anthony E. Hubbard, the Company's Vice President and Deputy General Counsel. As of the date of this communication, Stanley I. Berger, Joel H. Reichman, Scott N. Semel, Carolyn R. Faulkner, James G. Groninger, Melvin
 I. Shapiro, Bernard M. Manuel, Peter L. Thigpen and Anthony E. Hubbard beneficially owned 1,204,394, 416,455, 310,537, 68,000, 79,765, 64,144,
 88,842, 58,465, and 12,000 shares of Designs common stock, respectively (including shares subject to stock options exercisable within 60 days).

 Designs has retained Shields & Company, Inc. (the "Financial Advisor") to act as its financial advisor in connection with the Solicitation for which it may receive substantial fees, as well as reimbursement of reasonable out-of-pocket expenses. In addition, Designs has agreed to indemnify the Financial Advisor and certain persons related to it against certain liabilities arising out of their engagement. The Financial Advisor is an investment banking and advisory firm that provides a range of financial services for institutional and individual clients. The Financial Advisor does not admit that it or any of its directors, officers or employees is a "participant" as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, in the Solicitation, or that Schedule 14A requires the disclosure of certain information concerning the Financial Advisor. In connection with the Financial Advisor's role as financial advisor to Designs, the Financial Advisor and the following investment banking employees of the Financial Advisor may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are stockholders of Designs: Thomas J. Shields and Jeffrey C. Bloomberg. None of the Financial Advisor, Thomas J. Shields or Jeffrey C. Bloomberg beneficially own any of Designs' outstanding equity securities.

 Forward looking information requires the Company to make certain estimates and assumptions regarding the Company's strategic direction and the effect of such plans on the Company's financial results. The Company's actual results and the implementation of its plans and operations may differ materially from forward-looking statements made by the Company. The Company encourages readers of forward-looking information concerning the Company to refer to its prior filings with the Securities and Exchange Commission that set forth certain risks and uncertainties that may have an impact on future results and direction of the Company.

 Designs, Inc. operates 113 outlet and specialty retail apparel stores in two retail formats. These stores are located in outlet parks and enclosed regional shopping malls throughout the eastern United States.